Seacoast Banking Corporation of Florida

8-K – 03/14/05

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

March 8, 2005

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Not Applicable	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Seacoast Banking Corporation of Florida

8-K – 03/14/05

Page # of 3

Item 4.02.

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  In connection with the preparation of its Annual Report on Form 10-K for the period ended December 31, 2004, management of Seacoast Banking Corporation of Florida (the “Company”), in consultation with the Company’s independent registered public accounting firm, KPMG LLP, determined that, due to recent business and regulatory developments, the Company’s documentation relating to an interest rate swap entered into in January 2003 may not meet the requirements necessary to achieve hedge accounting under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  As a result of this determination and resulting analysis, the Company’s management and the Audit Committee of its Board of Directors concluded on March 8, 2005 that certain of the Company’s previously issued financial statements should be restated to reflect the fair value of January 2003 interest rate swap, and that the consolidated statements of income included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 should no longer be relied upon.

The Company will restate the affected consolidated statements of income in its Annual Report on Form 10-K for the period ended December 31, 2004, and the Company’s Quarterly Reports on Form 10-Q for fiscal 2005 will reflect the restated information for the corresponding first and second quarters of fiscal 2004.  The overall effect of the restatement is primarily to change the timing of the Company’s recognition of changes in the fair value of the January 2003 interest rate swap, which affects the Company’s net income recognition but has no effect on cash flows in the affected periods.  The Company’s net income is changed in amounts corresponding to the changes in earnings shown below.

The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP.

(Dollars in thousands, except per share amount)	First	Second
2004
Reconciliation to Previously Reported Results
Noninterest income :
As originally reported	4,861	5,024
Adjustment	634	(1,224)
Restated	5,495	3,800
Income before income tax expense
As originally reported	5,617	6,006
Adjustment	634	(1,224)
Restated	6,251	4,782
Net income:
As originally reported	3,625	3,886
Adjustment	412	(796)
Restated	4,037	3,090
Basic net income per share:
As originally reported	0.23	0.25
Adjustment	0.03	(0.05)
Restated	0.26	0.20
Diluted net income per share:
As originally reported	0.23	0.25
Adjustment	0.02	(0.05)
Restated	0.25	0.20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Date:    March 14, 2005

By:

/s/ William R. Hahl

William R. Hahl

Executive Vice President and

Chief Financial Officer of Seacoast

Banking Corporation of Florida